UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): June 30, 2014

SPORT CHALET, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-20736	95-4390071
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Sport Chalet Drive, La Cañada, CA 91011

(Address of principal executive offices) (Zip Code)

(818) 949-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Explanatory Note: As previously disclosed in the Current Report on Form 8-K dated June 30, 2014, Sport Chalet, Inc. (the “Company”), in connection with the transactions described in such Form 8-K, among other things, entered into an amendment to the lease of the Company’s headquarters (the “Lease Amendment”). Due to an administrative error, the version of the Lease Amendment filed as an exhibit to such Form 8-K was not the final version of the Lease Amendment. This Form 8-K/A amends the Current Report on Form 8-K referred to above solely to attach the correct final version of the Lease Amendment.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.3	First Amendment to Lease, dated as of June 30, 2014, by and between La Canada Properties, Inc. and the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 2, 2014	SPORT CHALET, INC.

	By	/s/ Howard K. Kaminsky
Howard K. Kaminsky, Executive Vice
President-Finance, Chief Financial Officer and Secretary